Supplement to the current prospectus

MFS(R) Intermediate Investment Grade Bond Fund

The Board of Trustees of the MFS Intermediate Investment Grade Bond Fund ("Intermediate Investment Grade Bond Fund") has approved the proposed reorganization of the Intermediate Investment Grade Bond Fund into the MFS Research Bond Fund ("Research Bond Fund"). The proposed transaction is still subject to approval by the shareholders of the Intermediate Investment Grade Bond Fund at a shareholders' meeting expected to be held in June 2007. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Intermediate Investment Grade Bond Fund's assets and liabilities would be transferred to the Research Bond Fund in return for shares of the Research Bond Fund with equal total net asset value on the transfer date. These Research Bond Fund shares would be distributed pro rata to shareholders of the Intermediate Investment Grade Bond Fund in exchange for their Intermediate Investment Grade Bond Fund shares. Current Intermediate Investment Grade Bond Fund shareholders would thus become shareholders of the Research Bond Fund and receive shares of the Research Bond Fund with a total net asset value equal to that of their shares of the Intermediate Investment Grade Bond Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Intermediate Investment Grade Bond Fund and its shareholders, as well as to the Research Bond Fund and its shareholders.

The investment objective of the Research Bond Fund is to seek total return (high current income and long-term growth of capital). The fund invests, under normal market conditions, at least 80% of its net assets in fixed income securities, including foreign fixed income securities, as well as U.S. high yield fixed income securities, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds. The fund may also invest in derivative securities.

A full description of the Research Bond Fund and the terms of the proposed reorganization will be contained in a combined

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prospectus/proxy  statement,  which is expected to be mailed to  shareholders of the Intermediate Investment Grade Bond Fund on or about April 16, 2007.

In light of the proposed transaction, sales of Intermediate Investment Grade Bond Fund shares and exchanges into this fund are expected to be suspended on or about June 15, 2007.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Research Bond Fund, nor is it a solicitation of any proxy. For more information regarding the Research Bond Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


                  The date of this supplement is March 8, 2007.